UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 30, 2006
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
State or Other Jurisdiction of	Commission File No.	I.R.S. Employer Identification Number
Incorporation or Organization
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Midwest Banc Holdings, Inc., a Delaware corporation (the “Registrant”), filed with the Securities and Exchange Commission (the “Commission”) on July 7, 2006 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, effective as of July 1, 2006, the Registrant completed the acquisition of Royal American Corporation, pursuant to an Agreement dated as of February 8, 2006.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

Consolidated balance sheet of Royal American Corporation and its subsidiary as of June 30, 2006 and the related consolidated statement of income, changes in stockholders’ equity, and cash flows for the six month period ended June 30, 2006.

(b)	Pro Forma Financial Information.

An unaudited pro forma combined condensed consolidated balance sheet for the Registrant and Royal American Corporation as of June 30, 2006 and an unaudited pro forma combined condensed consolidated income statement for the six month period ended June 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.

Date: September 18, 2006	By:	/s/ Daniel R. Kadolph Daniel R. Kadolph
Executive Vice President and
Chief Financial Officer

Item 9.01. Financial Statements and Exhibits
ROYAL AMERICAN CORPORATION AND SUBSIDIARY
UNAUDITED CONSOLIDATED BALANCE SHEET
as of June 30, 2006
(In Thousands, except per share data)

Assets
Cash	$19,719
Federal funds sold and other short term investments	4,019

Total cash and cash equivalents	23,738
Securities available-for-sale	17,111
Securities held-to-maturity	—
Federal Reserve and Federal Home Loan Bank stock, at cost	1,427
Loans held for sale	—
Loans	500,620
Allowance for loan losses	(5,371)

Net loans	495,249
Cash value of life insurance	12,468
Premises and equipment, net	1,254
Other real estate	—
Core Deposit Intangible and other intangibles, net	—
Goodwill	—
Other Assets	9,914

Total Assets	$561,161

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Non-interest-bearing	$125,506
Interest-bearing	342,372

Total deposits	467,878

Federal funds purchased	30,000
Securities sold under agreements to repurchase	—
Advances from the Federal Home Loan Bank	5,000
Junior subordinated debt owed to unconsolidated trusts	10,310
Note payable	—
Due to broker	—
Other liabilities	4,300

Total liabilities	517,488

Stockholders’ equity
Preferred stock	—
Common stock	1,609
Additional paid-in capital	19,067
Retained earnings	23,057
Accumulated other comprehensive income	2
Treasury stock, at cost	(62)

Total stockholders’ equity	43,673

Total liabilities and stockholders’ equity	$561,161

Shares outstanding	1,607

Book value per share	$27.18

ROYAL AMERICAN CORPORATION AND SUBSIDIARY
UNAUDITED CONSOLIDATED INCOME STATEMENT
For the Six Months Ended June 30, 2006
(In Thousands, except per share data)

Interest Income
Loans	$16,542
Securities
Taxable	382
Exempt from federal income taxes	249
Trading securities	—
Dividend income from FRB and FHLB stock	43
Federal funds sold and other short-term investments	254

Total interest income	17,470

Interest Expense
Deposits	6,025
Federal funds purchased	168
Securities sold under agreement to repurchase	—
Advances from the Federal Home Loan Bank	105
Junior subordinated debt owed to unconsolidated trusts	341

Total interest expense	6,639

Net interest income	10,831
Provision for loan losses	378

Net interest income after provision for loan losses	10,453

Other income
Service charges on deposit accounts	393
Net gains (losses) on securities transactions	(479)
Gains on sale of loans	—
Insurance and brokerage commissions	379
Trust income	537
Increase in cash surrender value of life insurance	143
Gain on extinguishment of debt	—
Other income	208

Total other income	1,181

Other expenses
Salaries and employee benefits	11,189
Occupancy and equipment	496
Professional services	2,174
Core deposit intangible amortization	—
Other expenses	2,414

Total other expenses	16,273

Loss before income taxes	(4,639)
Provision for income taxes	(1,873)

Net Loss	$(2,766)

Basic Earnings per share	$(1.72)

Diluted Earnings per share	$(1.72)

Average Shares Outstanding

Basic	1,607

Diluted	1,607

ROYAL AMERICAN CORPORATION AND SUBSIDIARY
UNAUDITED CONSOLIDATED STATEMENT OF STOCKHOLDERS’S EQUITY

				Accumulated
		Additional		Other		Total
	Common	Paid-in	Retained	Comprehensive	Treasury	Stockholders’
(In thousands, except share data)	Stock	Capital	Earnings	Income (Loss)	Stock	Equity

Balance, January 1, 2006	1,577	17,982	25,823	(2)	(166)	45,214
Cash dividends declared	—	—	—	—	—	—

Issuance of common stock and treasury stock upon exercise of 31,912 stock options net of tax benefits	32	1,085	—	—	104	1,221

Comprehensive loss
Net loss	—	—	(2,766)	—	—	(2,766)
Net increase in fair value of securities classified as available-for-sale, net of income taxes	—	—	—	4	—	4

Total comprehensive loss						(2,762)

Balance, June 30, 2006	1,609	19,067	23,057	2	(62)	43,673

ROYAL AMERICAN CORPORATION AND SUBSIDIARY
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

June 30
2006
Cash flows from operating activites
Net loss	$(2,766)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	173
Provision for loan losses	378
Net loss on sale of securities	479
Net gain on sales of mortgage loans	—
Increase in cash surrender value of life insurance	(143)
Change in other assets	(7,217)
Change in other liabilities	1,505

Net cash used in operating activities	(7,591)

Cash flows from investing activities
Change in securities available-for-sale	17,084
Loan originations and principal collections, net	(61,948)
Investment in life insurance	(6,054)
Purchases of property and equipment	60

Net cash used in investing activities	(50,858)

Cash flows from financing activities
Net increase in deposits	3,957
Change in federal funds purchaesd and securities sold under agreements to repurchase	30,000
Proceeds from issuance of common stock and treasury stock under stock option plan	1,221

Net cash provided by financing activities	35,178

Decrease in cash and cash equivalents	(23,271)

Cash and cash equivalents of at beginning of period	47,009

Cash and cash equivalents at end of period	$23,738

MIDWEST BANC HOLDINGS, INC. AND ROYAL AMERICAN CORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
as of June 30, 2006
(In Thousands)

			Pro Form
		Royal	Royal	Midwest with
	Midwest Banc	American	American	Royal Pro
	Holdings, Inc.	Corporation	Adjustments	Forma
Assets
Cash	61,804	19,719	(64,612)	16,911
Federal funds sold and other short term investments	52,152	4,019	—	56,171

Total cash and cash equivalents	113,956	23,738	(64,612)	73,082
Securities available-for-sale	623,222	17,111	—	640,333
Securities held-to-maturity	52,363	—	—	52,363
Federal Reserve and Federal Home Loan Bank stock, at cost	16,105	1,427	—	17,532
Loans held for sale	3,639	—	—	3,639
Loans	1,422,830	500,620	(1,036)	1,922,414
Allowance for loan losses	(20,874)	(5,371)	—	(26,245)

Net loans	1,401,956	495,249	(1,036)	1,896,169
Cash value of life insurance	51,383	12,468	—	63,851
Premises and equipment, net	22,965	1,254	—	24,219
Other real estate	5,237	—	—	5,237
Core Deposit Intangible and other intangibles, net	1,592	—	13,786	15,378
Goodwill	891	—	75,814	76,705
Other Assets	68,293	9,914	—	78,207

Total Assets	2,361,602	561,161	23,952	2,946,715

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Non-interest-bearing	165,837	125,506	—	291,343
Interest-bearing	1,418,230	342,372	(1,623)	1,758,979

Total deposits	1,584,067	467,878	(1,623)	2,050,322

Federal funds purchased	—	30,000	—	30,000
Securities sold under agreements to repurchase	221,603	—	—	221,603
Advances from the Federal Home Loan Bank	250,000	5,000	(146)	254,854
Junior subordinated debt owed to unconsolidated trusts	55,672	10,310	(238)	65,744
Note payable	—	—	—	—
Due to broker	8,203	—	—	8,203
Other liabilities	28,945	4,300	5,865	39,110

Total liabilities	2,148,490	517,488	3,858	2,669,836

Stockholders’ equity
Preferred stock	—	—	—	—
Common stock	222	1,609	(1,580)	251
Additional paid-in capital	134,336	19,067	44,671	198,074
Retained earnings	95,424	23,057	(23,057)	95,424
Accumulated other comprehensive income (loss)	(16,380)	2	(2)	(16,380)
Treasury stock, at cost	(490)	(62)	62	(490)

Total stockholders’ equity	213,112	43,673	20,094	276,879

Total liabilities and stockholders’ equity	2,361,602	561,161	23,952	2,946,715

Shares outstanding	21,946	1,607	—	24,812

Book value per share	$9.71	$27.18	$—	$11.16

MIDWEST BANC HOLDINGS, INC. and ROYAL AMERICAN CORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENT
For the Six Months Ended June 30, 2006
(In Thousands, except per share data)

		Royal	Purchase
	Midwest Banc	American	Accounting	Pro Forma
	Holdings, Inc.	Corporation	Adjustment	Consolidated
Interest Income
Loans	51,050	16,542	242	67,834
Securities
Taxable	15,391	382	—	15,773
Exempt from federal income taxes	1,652	249	—	1,901
Trading securities	—	—	—	—
Dividend income from FRB and FHLB stock	276	43	—	319
Federal funds sold and other short-term investments	280	254	—	534

Total interest income	68,649	17,470	242	86,361

Interest Expense
Deposits	23,060	6,025	492	29,577
Federal funds purchased	398	168	—	566
Securities sold under agreement to repurchase	4,879	—	—	4,879
Advances from the Federal Home Loan Bank	3,521	105	28	3,654
Junior subordinated debt owed to unconsolidated trusts	2,077	341	39	2,457

Total interest expense	33,935	6,639	559	41,133

Net interest income	34,714	10,831	(317)	45,228
Provision for loan losses	5,000	378	—	5,378

Net interest income after provision for loan losses	29,714	10,453	(317)	39,850

Other income
Service charges on deposit accounts	2,618	393	—	3,011
Net gains (losses) on securities transactions	(195)	(479)	—	(674)
Gains on sale of loans	296	—	—	296
Insurance and brokerage commissions	998	379	—	1,377
Trust income	163	537	—	700
Increase in cash surrender value of life insurance	1,024	143	—	1,167
Gain on extinguishment of debt	1,250	—	—	1,250
Other income	460	208	—	668

Total other income	6,614	1,181	—	7,795

Other expenses
Salaries and employee benefits	15,100	11,189	—	26,289
Occupancy and equipment	3,103	496	—	3,599
Professional services	2,347	2,174	—	4,521
Core deposit intangible amortization	177	—	1,253	1,430
Other expenses	4,199	2,414	—	6,613

Total other expenses	24,926	16,273	1,253	42,452

Income (loss) before income taxes	11,402	(4,639)	(1,570)	5,193
Provision for income taxes	2,571	(1,873)	(624)	74

Net Income (Loss)	8,831	(2,766)	(946)	5,119

Basic Earnings per share	$0.40	$(1.72)	$—	$0.21

Diluted Earnings per share	$0.40	$(1.72)	$—	$0.20

Average Shares Outstanding

Basic	21,907	1,607	—	24,773

Diluted	22,153	1,607	—	25,019

Purchase Price of Royal American:

Market value (on June 30, 2006) of Midwest common stock to be issued	$63,767
Cash to be paid	64,612

$128,379

Historical net assets of Royal American Corporation	$43,673

Fair market value adjustments as of June 30, 2006

Loans	$(1,036)
Goodwill	75,814
Core deposit intangible	13,786
Deposits	1,623
Federal Home Loan Bank Advances	146
Junior subordinated debt owed to unconsolidated trusts	238
Deferred taxes on purchase accounting adjustments	(5,865)

Total	$128,379

     Midwest has included an estimated core deposit intangible calculated as 4.0% of core deposits. Core deposit intangible will be amortized over its estimated useful life and recorded as a charge to operations.
Pro Forma Condensed Combined Statement of Income Adjustments
     For purposes of determining the pro forma effect of the Royal American acquisition on the statement of income, the following pro forma adjustments have been made as if the acquisition occurred as of January 1, 2006.

Quarter Ended
June 30, 2006
Yield adjustment for interest income on loans	$242
Amortization of core deposit intangible	(1,253)
Yield adjustment for interest expense on deposits	(492)
Yield adjustment for interest expense on advances	(28)
Yield adjustment for interest expense on junior subordinated debt owed to unconsolidated trusts	(39)

(1,570)
Tax benefits of pro forma adjustments	(624)

$(946)

The following assumptions were used for purposes of determining the pro forma effect of the Royal American acquisition on the statement of income.

	Weighted Average	Method of
	Remaining Term/	Amortization or
	Useful Life	Accretion
Loans	1.73	Straight Line
Core deposit	10.00	Sum of the years digits
Deposits	0.73	Straight Line
Advances	3.00	Straight Line